                                                                ANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                          ENDED OCTOBER 31, 1998

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]

Seeks long-term growth of capital through a diversified worldwide portfolio of marketable securities

KEMPER GLOBAL BLUE CHIP FUND

             "... The prospects for a transition within the global
                economy have led us to maintain a high level of
                       flexibility in the portfolio. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
8
Geographic Composition
9
Largest Holdings
10
Portfolio of Investments
15
Report of Independent Auditors
16
Financial Statements
18
Notes to
Financial Statements
22
Financial Highlights

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER GLOBAL BLUE CHIP FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE 10-MONTH PERIOD ENDED OCTOBER 31, 1998
(UNADJUSTED FOR ANY SALES CHARGE)
                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                                     7.47
CLASS B                                                     6.63
CLASS C                                                     6.74
LIPPER GLOBAL FUNDS CATEGORY*                               3.91
--------------------------------------------------------------------------------

Returns are historical and do not guarantee future results. Investment returns and principal values will fluctuate so that shares, when redeemed, may be worth more or less than original cost. Investment in foreign securities presents special risk considerations including fluctuating currency exchange rates, government regulation and differences in liquidity.

* Lipper Analytical Services, Inc. returns are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                                                             AS OF      AS OF
                                                            10/31/98   12/31/97
--------------------------------------------------------------------------------
KEMPER GLOBAL BLUE
CHIP FUND CLASS A                                           $10.21      $9.50
--------------------------------------------------------------------------------
KEMPER GLOBAL BLUE
CHIP FUND CLASS B                                           $10.13      $9.50
--------------------------------------------------------------------------------
KEMPER GLOBAL BLUE
CHIP FUND CLASS C                                           $10.14      $9.50
--------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------
[MATURITY QUALITY DIAGRAM]

Source: Data provided by Morningstar, Inc., Chicago, IL (312) 696-6000. The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratios relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. The fund's portfolio changes from day-to-day. A longer-term view is represented by the fund's Morningstar category, which is based on its actual investment style as measured by its underlying portfolio holdings since inception 12/31/97. Morningstar has placed Kemper Global Blue Chip Fund in the World Stock Category. Please consult the prospectus for a description of investment policies.

CURRENCY DEVALUATION A significant decline of a currency's value relative to other currencies, such as the U.S. dollar. This may be prompted by trading or central bank intervention (or the lack of intervention) in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can have the effect of reducing an investment's total return.

EXCHANGE RATE The price at which one country's currency is exchangeable for another currency. Currencies represent a store of value in the economic, political, and financial health of the home country. Changes in its value add to or subtract from an investor's return.

FUNDAMENTAL RESEARCH Analysis of a company's financial statements to project future stock price changes. Considers past records of sales and earnings as well as the future impact of products, consumer markets, and management in weighing a company's prospects. This is distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements.

PRICE/EARNINGS RATIO (also "P/E" or "earnings multiple") -- A widely used gauge of a stock's valuation that indicates what investors are paying for a company's earnings on a per share basis. A high earnings multiple indicates a high expected growth rate and greater risk; a lower multiple is associated with mature or out-of-favor companies, and lower stock price volatility.

Source: Scudder Kemper Investments, Inc. and Barron's Dictionary of Finance and Investment Terms

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $245 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES, AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS.



DEAR SHAREHOLDERS,

If you're like most investors, you may be wondering if you should allow yourself to breathe a sigh of relief as 1998 comes to a close. After several months of generally declining stock prices and extreme volatility, the U.S. stock market seems to have rediscovered its resiliency. In the fourth quarter, the Standard & Poor's 500, an unmanaged index generally representative of the U.S. stock market, bounced back into the 1100-point range, up nearly 20 percent from its third-quarter low of 957. The blue chip Dow Jones Industrial Average enjoyed a comparable rise. Investor confidence suddenly overtook the investor uncertainty that had plagued the markets at summer's end. While financial volatility appears to be continuing, the mood for investors definitely has improved.

  To what can we attribute the change? Simply this -- the cumulative effect of some good news, not the least of which was a long-awaited series of interest rate reductions by the Federal Reserve Board. In September, the Fed reduced the federal funds rate a modest quarter of a percentage point, however, this first cut disappointed some investors who were expecting a more dramatic gesture. Two weeks later, the Fed came back with an additional quarter of a percentage point reduction. This was an unexpected cut that seemed to have a positive effect on Wall Street. In November, a third rate cut of a quarter of a percentage point also boosted investor confidence. Investors were further surprised by better-than-expected corporate earnings reports early in the fourth quarter. Finally, economic data regarding retail sales, employment and home sales suggested continued economic growth and very little prospect of recession.

  Although there was no good news to be garnered from the sensationalized presidential scandal, as the shock of Kenneth Starr's report wore off, the nation seemed to refocus its attention on other matters. In this sense, another veil of despair was lifted.

  In many ways, 1998's market activity provides a study in how investor perceptions can upstage economic realities. Certainly, the tumultuous lessons of Russia and Southeast Asia renewed investors' awareness of risk in 1998, which was an important wake-up call. At all times, investors must understand and consider risk. But over the course of 1998, U.S. economic fundamentals have essentially remained strong. In fact, inflation has remained low for the entire year. Economic growth has been solid. Our consumer confidence has remained fairly high, although not quite as high as last year. The nation's budget surplus for 1998 came in at $60 billion, with another budget surplus expected for fiscal 1999.

  Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained remarkably steady. GDP is expected to have grown at an annualized rate of between 2.5 percent and 3.5 percent for the second half of 1998 and is anticipated to hover around 2 percent for the first half of 1999. The consumer price index (CPI) remains in a range of 1.5 percent to 2 percent.

  While employment growth has slowed a bit, the slowdown in wage gains may provide the Fed with an incentive to reduce interest rates even further. U.S. corporate profits have generally been flat, so we may see a decrease in capital spending. Banks appear to be only a little less willing to lend, so the threat of a general credit crunch is minimal.

  Investors may take comfort in the fact that the U.S. markets and economy have withstood the test of 1998's tumultuous third quarter. Similarly, while certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, appear to have survived. As long as the Fed and the Group of Seven leading industrial nations (G7) are committed to avoiding recession on national and global levels respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as was expected. Indeed, Asian turmoil has not affected U.S. trade as much as it has lowered import prices and helped reduce global interest rates.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.



                                  [BAR GRAPH]

                                  NOV 98          6 MONTHS AGO       1 YEAR AGO        2 YEARS AGO
10-YEAR TREASURY RATE(1)*          4.53               5.64               6.03              6.53
PRIME RATE(2)*                     8.12               8.50               8.50              8.25
INFLATION RATE(3)*                 1.49               1.50               2.08              2.99
THE U.S. DOLLAR(4)                 0.83               6.86               9.65              3.46
CAPITAL GOODS ORDERS(5)*           2.51               7.47              10.64              9.19
INDUSTRIAL PRODUCTION(5)*          2.12               4.97               6.72              4.93
EMPLOYMENT GROWTH(6)               2.28               2.65               2.70              2.33

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   DATA AS OF OCTOBER 31, 1998.

SOURCE:  ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

  In Europe, the much anticipated Economic and Monetary Union (EMU) is on the move, with a focus on more flexibility and growth potential for the region. European equities may be the beneficiaries of increased spending, as governments seek to foster growth and reduce unemployment.

  If you're a long-term investor in today's short-term world, go ahead and breathe that sigh of relief as 1998 comes to an end -- but get ready for 1999. It's going to be an interesting year as the EMU emerges, the race for the next presidency heats up and the year 2000 approaches. And, remember: Investors don't like uncertainty, be it economic or political. The threat of impeachment, new acts of terrorism or any other hints of crisis could prompt a downward spike in our markets in the short run. In the long run, the keys to investment performance remain moderate growth, low inflation and limited taxation and regulation.

  I would like to take this opportunity to thank you for choosing to invest with Kemper Funds. We appreciate the opportunity to serve your investment needs.



Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA
MANAGING DIRECTOR
SCUDDER KEMPER INVESTMENTS, INC

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF DECEMBER 2, 1998, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

PERFORMANCE UPDATE


[ESPINOSA PHOTO]

DIEGO ESPINOSA IS A MEMBER OF SCUDDER KEMPER INVESTMENTS' GLOBAL EQUITY GROUP. HE HAS SIX YEARS OF INVESTMENT EXPERIENCE AND IS PART OF A FUND MANAGEMENT TEAM WITH MORE THAN 55 YEARS OF COMBINED EXPERIENCE. ESPINOSA RECEIVED A BACHELOR'S DEGREE IN CIVIL ENGINEERING FROM TUFTS UNIVERSITY IN 1983 AND A MASTER'S DEGREE IN INTERNATIONAL RELATIONS FROM JOHNS HOPKINS SCHOOL OF ADVANCED INTERNATIONAL STUDIES IN 1987. IN 1991, HE RECEIVED AN M.B.A. DEGREE IN FINANCE FROM WHARTON BUSINESS SCHOOL AT THE UNIVERSITY OF PENNSYLVANIA.

WORLDWIDE, SIGNIFICANT GROWTH IN EUROPE AND THE UNITED STATES WAS TEMPERED BY THE CONTINUED DETERIORATION OF SOUTHEAST ASIAN MARKETS, THE RECESSION IN JAPAN AND SHOCKWAVES EMANATING FROM THE RUSSIAN DEBT DEFAULT. THESE DECLINES HAVE LED TO SPECULATION THAT THE BULL MARKET RUN MIGHT BE OVER. FOLLOWING, LEAD PORTFOLIO MANAGER DIEGO ESPINOSA DISCUSSES THE MARKET AND ITS FUTURE AS IT RELATES TO KEMPER GLOBAL BLUE CHIP FUND.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.


Q     WHAT FACTORS DROVE THE MARKET VOLATILITY WE SAW DURING THIS 10-MONTH
PERIOD?


A     At the end of the first quarter, a combination of International Monetary
Fund financing and government restructuring moves helped stem the fourth quarter's deterioration in the Asian markets. This stability was short-lived, however, as rapidly deteriorating Asian economic fundamentals and a sliding yen led to further market declines.

  Domestically, the national infatuation with stocks continued. However, corporate profit growth in the U.S. slowed to a crawl. While the Asian crisis, high dollar valuation and pricing pressures were cited as reasons, the slowdown looked suspiciously like the maturing of an economic cycle. Record numbers of takeovers and mergers indicated a move by corporations to dominate their markets.

  The real star through the second quarter of the fiscal year was Continental Europe. A friendly interest rate environment facilitated the completion of the European Monetary Union (EMU) arrangements which will give 11 countries one currency on January 1, 1999. Investors began to appreciate the benefits of a broader European, rather than local, monetary policy. Equally important, however, was the perception of investors that European corporations are rapidly developing a new view of the world. Learning lessons from the U.S. revival, these corporations are striving to use their resources more efficiently.

  In Asia, Japan's stock market continued to languish. The economic recession in Japan put pressure on the already debilitated banking system creating a need for further government intervention in the system. In the third quarter, we did see the Japanese government take action which, somewhat surprisingly, was well received by the market.

  However, the third quarter saw much of the positive market moves in the U.S. and Europe unravel. The large collapse in investor confidence during this quarter had its roots in the emerging markets, particularly those in Asia. While the attention of world policy makers was focused on these economies, Russia's government defaulted on some of its bonds. This default, in turn, intensified doubts about Brazilian and other obligations. Investors quickly sought the safety of U.S. Treasuries. Appreciation of these Treasuries upset hedge-fund strategies, which further intensified the move to safety.

  In mid-September and moving into October, markets were offered some relief in the form of a series of rate cuts led by the U.S. Key markets around the globe mirrored these cuts. This combined effort to stabilize markets sent a message to investors that governments were going to be more aggressive in fighting debt deflation and in stemming a

PERFORMANCE UPDATE


possible global credit crunch. This action saw a nearly immediate upswing in investor confidence as liquidity returned to the markets.

Q     HOW DID YOU POSITION KEMPER GLOBAL BLUE CHIP FUND IN THIS ENVIRONMENT?

A     The fund has been positioned, since inception, for a deterioration in corporate profits growth and for continuing crisis in the emerging markets. Over 20 percent of the portfolio was invested in the "Secure Streams of Income" theme which is made up of stocks that can deliver reliable returns in the face of price competition and credit concerns.

  We also initiated positions in the gold mining sector by adding Barrick Gold Corp. and Normandy Mining Ltd. to the portfolio. Should deflationary tendencies prevail, gold would be an attractive asset if the consequence were the imposition of capital controls in the world's weaker economies.

Q     THIS REPORT COVERS THE LIFE OF THE FUND THROUGH OCTOBER 31, 1998. FOR THIS
PERIOD, KEMPER GLOBAL BLUE CHIP FUND WAS UP 7.47 PERCENT (CLASS A SHARES, UNADJUSTED FOR ANY SALES CHARGE) STRONGLY OUTPERFORMING ITS PEERS (SEE LIPPER CATEGORY INFORMATION ON PAGE 2). HOWEVER, THE FUND'S BENCHMARK INDEX, THE MSCI WORLD INDEX, RETURNED 12.27 PERCENT. WHY THE LESSER PERFORMANCE?

A     Many of the stocks in the portfolio could not keep pace with the largest names that dominate the index, particularly in the U.S. When the markets became so volatile late in the summer, these larger stocks were considered a safe haven by many equity investors so they held up better than some of the names we hold. Saying this, it begs the question, "Why didn't the fund own them?" It is our view that these names are greatly overvalued and, in a slowing economy, these large capitalization stocks are likely to come off.

Q     WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

A     As I mentioned, returns from the largest cap names are likely to underperform given intensifying price competition. While some of the fundamental drivers underlying the global corporate economy have changed, others have remained the same. Restructuring may have run its course in the U.S., but elsewhere considerable potential remains. New technologies continue to develop while existing ones have not yet been fully absorbed into the household and government sectors, let alone the European or Japanese economies. Many emerging economies will not reach their peaks for many years.

Q     WITH THIS OUTLOOK IN MIND, HAVE YOU MADE ANY ADJUSTMENTS TO THE PORTFOLIO?

A    The prospects for a transition within the global economy have led us to maintain a high level of flexibility in the portfolio. As part of this process, we have continued to add to our "Secure Streams of Income" theme while taking modest positions in the oil and metals industries.

  Longer term, we are working to uncover clues to new themes, but for now, downgrades of economic activity raise the specter of falling general price levels and outright deflation. Our researchers are evaluating this phenomenon to decide whether growth or recession will accompany it. What would falling prices mean for savings behavior? Which industries and companies will lose or win? Will the new environment galvanize the Japanese system into action? More critically:
How will the authorities react? Will there be a general worldwide easing of interest rates? Will capital controls appear in the world as countries try to protect themselves from economic contagion?

  Going forward, these are the key questions to be answered as we consider the ramifications of the current market turmoil on the global economy.

PERFORMANCE UPDATE

 TOTAL RETURNS*

 FOR THE PERIOD ENDED OCTOBER 31, 1998 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                 LIFE OF CLASS
-----------------------------------------------------------------------------------------------------
    KEMPER GLOBAL BLUE CHIP FUND CLASS A                             1.29%       (since 12/31/97)
------------------------------------------------------------------------------------------------------
    KEMPER GLOBAL BLUE CHIP FUND CLASS B                             2.63        (since 12/31/97)
------------------------------------------------------------------------------------------------------
    KEMPER GLOBAL BLUE CHIP FUND CLASS C                             5.74        (since 12/31/97)
------------------------------------------------------------------------------------------------------

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER GLOBAL BLUE CHIP FUND CLASS A
--------------------------------------------------------------------------------


                                           KEMPER
                                        GLOBAL BLUE
                                         CHIP FUND               THE MSCI
                                          CLASS A1             WORLD INDEX'
--------------------------------------------------------------------------------
12/31/97                                   9425.00              10000.00
3/31/98                                   10397.00              11442.00
                                          10665.00              11685.00
                                           9812.00              10295.00
10/31/98                                  10129.00              11227.00

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER GLOBAL BLUE CHIP FUND CLASS B
--------------------------------------------------------------------------------

                                           KEMPER
                                        GLOBAL BLUE
                                         CHIP FUND               THE MSCI
                                          CLASS B1             WORLD INDEX'
--------------------------------------------------------------------------------
12/31/97                                 10000.00                 10000.00
3/31/98                                  11000.00                 11442.00
                                         11263.10                 11685.00
                                         10326.30                 10295.00
10/31/98                                 10263.10                 11227.00

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER GLOBAL BLUE CHIP FUND CLASS C
--------------------------------------------------------------------------------

                                           KEMPER
                                        GLOBAL BLUE
                                         CHIP FUND               THE MSCI
                                          CLASS C1             WORLD INDEX'
--------------------------------------------------------------------------------
12/31/97                                 10000.00                10000.00
3/31/98                                  11011.00                11442.00
                                         11263.00                11685.00
                                         10347.00                10295.00
10/31/98                                 10574.00                11227.00

Past performance is not a guarantee of future results. Investment returns and principal values will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

* Total return measures net investment income and capital gain or loss from portfolio investments over the period specified, assuming reinvestment of all dividends and, where indicated, adjustment for the maximum sales charge. The maximum sales charge for Class A shares is 5.75%. For Class B shares the maximum contingent deferred sales charge (CDSC) is 4%. Class C shares have no sales charge adjustment, but redemptions within one year of purchase may be subject to a contingent deferred sales charge of 1%. Share classes invest in the same underlying portfolio. During the period noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1) performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares and the contingent deferred sales charge in effect at the end of the period for Class B shares. In comparing Kemper Global Blue Chip Fund Class A shares to the MSCI World INDEX, you should also note that the fund's performance reflects the maximum sales charge, while no such charge is reflected in the performance of the index.

+ The MSCI World Index (Morgan Stanley Capital International) is an unmanaged index generally accepted as a benchmark for world equity markets.

GEOGRAPHIC COMPOSITION

KEMPER GLOBAL BLUE CHIP FUND'S GEOGRAPHIC COMPOSITION*

Based on total investments on October 31, 1998.

[BAR GRAPH]

                                                                    PRIMARY GEOGRAPHIC COMPOSITION*
                                                                    -------------------------------
UNITED STATES                                                                    44.30%
UNITED KINGDOM                                                                   14.90%
GERMANY                                                                          12.50%
SWITZERLAND                                                                       6.40%
CANADA                                                                            5.10%
JAPAN                                                                             4.90%
AUSTRALIA                                                                         2.30%
SWEDEN                                                                            1.90%
FRANCE                                                                            1.80%
ARGENTINA                                                                         1.50%
DENMARK                                                                           1.40%
BRAZIL                                                                            1.10%
PORTUGAL                                                                          1.00%
NETHERLANDS                                                                       0.70%
HONG KONG                                                                         0.20%

*Portfolio composition is subject to change.

LARGEST HOLDINGS

KEMPER GLOBAL BLUE CHIP FUND'S 15 LARGEST HOLDINGS*

Representing 29.6 percent of the fund's equity holdings on October 31, 1998

-------------------------------------------------------------------------------------------------------
HOLDINGS                                                              COUNTRY                PERCENTAGE
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

1.             NESTLE                                                 Switzerland                  2.5%
-------------------------------------------------------------------------------------------------------

2.             VIAG                                                   Germany                      2.2%
-------------------------------------------------------------------------------------------------------

3.             BRITISH TELECOM                                        United Kingdom               2.2%
-------------------------------------------------------------------------------------------------------

4.             NORTHROP GRUMMAN                                       United States                2.1%
-------------------------------------------------------------------------------------------------------

5.             YAMANOUCHI PHARMACEUTICAL                              Japan                        2.0%
-------------------------------------------------------------------------------------------------------

6.             DEUTSCHE TELEKOM                                       Germany                      2.0%
-------------------------------------------------------------------------------------------------------

7.             LOCKHEED MARTIN                                        United States                2.0%
-------------------------------------------------------------------------------------------------------

8.             CINERGY                                                United States                1.9%
-------------------------------------------------------------------------------------------------------

9.             CANADIAN NATIONAL RAILWAY                              Canada                       1.9%
-------------------------------------------------------------------------------------------------------

10.            WILLIAMS COS.                                          United States                1.9%
-------------------------------------------------------------------------------------------------------

11.            UNUM                                                   United States                1.8%
-------------------------------------------------------------------------------------------------------

12.            USEC                                                   United States                1.8%
-------------------------------------------------------------------------------------------------------

13.            SHELL TRANSPORT & TRADING                              United Kingdom               1.8%
-------------------------------------------------------------------------------------------------------

14.            RWE                                                    Germany                      1.8%
-------------------------------------------------------------------------------------------------------

15.            MUENCHENER RUECKVERSICHERUNGS-GESELLSCHAFT             Germany                      1.7%
-------------------------------------------------------------------------------------------------------

*Portfolio holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER GLOBAL BLUE CHIP FUND

Portfolio of Investments at October 31, 1998

                                                                                 PRINCIPAL AMOUNT($)       MARKET
   (A)REPURCHASE AGREEMENTS--2.7%                                                OR NUMBER OF SHARES     VALUE ($)
---------------------------------------------------------------------------------------------------------------------
UNITED STATES
                                         Donaldson, Lufkin & Jenrette, dated
                                           10/30/98, 5.40%, due 11/2/98
                                         (Cost $253,000)                               253,000            253,000
                                         ----------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS--8.6%

UNITED KINGDOM--1.4%
(PRINCIPAL AMOUNT IN
LOCAL CURRENCY)
                                         United Kingdom Treasury Bond,
                                           8.50%, 7/16/07                               63,400            130,831
---------------------------------------------------------------------------------------------------------------------
UNITED STATES--7.2%
                                         U.S. Treasury Bond, 6.375%, 8/15/27           600,000            691,404
                                         ----------------------------------------------------------------------------
                                         TOTAL GOVERNMENT OBLIGATIONS
                                         (Cost $833,754)                                                  822,235
                                         ----------------------------------------------------------------------------
EQUITY SECURITIES--88.7%
ARGENTINA--1.5%
                                         YPF S.A. "D" (ADR)
                                           (PETROLEUM COMPANY)                           4,800 shs.       138,900
                                         ----------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
AUSTRALIA--2.3%
                                         Foster's Brewing Group, Ltd.
                                           (LEADING BREWERY)                            43,200            106,110
                                         Normandy Mining Ltd.
                                           (MINING AND OIL ENTERPRISES)                 54,300             48,531
                                         Woodside Petroleum Ltd.
                                           (MAJOR OIL AND GAS PRODUCER)                 13,100             69,225
                                         ----------------------------------------------------------------------------
                                                                                                          223,866
---------------------------------------------------------------------------------------------------------------------
BRAZIL--1.1%
                                         Aracruz Celulose S.A. (ADR)
                                           (PRODUCER OF EUCALYPTUS KRAFT PULP)           7,800             65,325
                                         Companhia Vale do Rio Doce (ADR)
                                           (MINING, RAIL TRANSPORTATION AND
                                           MINERAL SALES IN IRON ORE, ALUMINUM,
                                           MANGANESE, TITANIUM, GOLD AND COPPER)         2,900             44,225
                                         ----------------------------------------------------------------------------
                                                                                                          109,550
---------------------------------------------------------------------------------------------------------------------
CANADA--5.1%
                                         BCE, Inc.
                                           (TELECOMMUNICATION SERVICES)                  3,900            132,191
                                         Barrick Gold Corp.
                                           (GOLD EXPLORATION AND PRODUCTION IN
                                           NORTH AND SOUTH AMERICA)                      4,300             91,912
                                         Canadian National Railway
                                           (RAILROAD OPERATOR)                           3,200            159,793
                                         Molson Cos., Ltd. "A"
                                           (BREWERY)                                     6,700            101,390
                                         ----------------------------------------------------------------------------
                                                                                                          485,286
---------------------------------------------------------------------------------------------------------------------
DENMARK--1.4%
                                         Unidanmark A/S "A"
                                           (BANK HOLDING COMPANY)                        1,800            137,208
                                         ----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS



                                                                                      NUMBER OF             MARKET
                                                                                      SHARES             VALUE ($)
--------------------------------------------------------------------------------------------------------------------
FRANCE--1.8%
                                         AXA S.A.
                                           (INSURANCE GROUP PROVIDING INSURANCE,
                                           FINANCE AND REAL ESTATE SERVICES)             1,042            117,768
                                         Canal Plus S.A.
                                           (LEADING PAY TELEVISION NETWORK)                234             56,768
                                         ----------------------------------------------------------------------------
                                                                                                          174,536
---------------------------------------------------------------------------------------------------------------------
GERMANY--12.5%
                                         Allianz AG
                                           (MULTI-LINE INSURANCE COMPANY)                  383            131,328
                                         BASF AG
                                           (LEADING INTERNATIONAL CHEMICAL
                                           PRODUCER)                                     2,487            105,395
                                         Bayerische Vereinsbank AG
                                           (COMMERCIAL BANK)                             1,428            113,361
                                         Deutsche Telekom AG
                                           (TELECOMMUNICATION SERVICES)                  6,267            170,702
                                         Gerresheimer Glas AG
                                           (MANUFACTURER OF GLASS CONTAINERS AND
                                           TUBING)                                       7,609            110,242
                                         Hoechst AG
                                           (CHEMICAL PRODUCER)                           1,703             71,143
                                         Muenchener Rueckversicherungs-
                                           Gesellschaft AG                                 323            147,802
                                         Warrants, expire 6/3/02                            12                522
                                         (PROVIDER OF COMPREHENSIVE
                                           REINSURANCE SERVICES)
                                         RWE AG                                          2,754            149,296
                                         RWE AG (pfd.)                                     200              7,305
                                         (PRODUCER AND MARKETER OF PETROLEUM AND
                                           CHEMICAL PRODUCTS)
                                         VIAG AG
                                           (PROVIDER OF ELECTRICAL POWER AND
                                           NATURAL GAS SERVICES, ALUMINUM
                                           PRODUCTS, CHEMICALS, CERAMICS AND
                                           GLASS)                                          277            188,123
                                         ----------------------------------------------------------------------------
                                                                                                        1,195,219
---------------------------------------------------------------------------------------------------------------------
HONG KONG--.2%
                                         New World Development Co., Ltd.
                                           (PROPERTY INVESTMENT AND DEVELOPMENT,
                                           CONSTRUCTION AND ENGINEERING, HOTELS
                                           AND RESTAURANTS, TELECOMMUNICATIONS)          7,108             16,520
                                         ----------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
JAPAN--4.9%
                                         Canon Inc.
                                           (LEADING PRODUCER OF VISUAL IMAGE AND
                                           INFORMATION EQUIPMENT)                        5,000             94,716
                                         Daiwa Securities Co., Ltd.
                                           (BROKERAGE AND OTHER FINANCIAL
                                           SERVICES)                                    21,000             59,536
                                         Sumitomo Metal Mining Co., Ltd.
                                           (LEADING GOLD, NICKEL AND COPPER
                                           MINING COMPANY)                              19,000             63,497
                                         Nichido Fire & Marine Insurance Co.,
                                           Ltd.
                                           (PROPERTY AND CASUALTY INSURANCE
                                           COMPANY)                                     15,000             77,448
                                         Yamanouchi Pharmaceutical Co., Ltd.
                                           (LEADING MANUFACTURER OF ETHICAL
                                           DRUGS)                                        6,000            172,165
                                         ----------------------------------------------------------------------------
                                                                                                          467,362

PORTFOLIO OF INVESTMENTS


                                                                                      NUMBER OF              MARKET
                                                                                         SHARES            VALUE ($)
--------------------------------------------------------------------------------------------------------------------
NETHERLANDS--.7%
                                         AEGON Insurance Group NV
                                           (INSURANCE COMPANY)                             720             62,470
                                         ----------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
PORTUGAL--1.0%
                                         Electricidade de Portugal
                                           (ELECTRIC UTILITY)                            3,850             96,774
                                         ----------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
SWEDEN--1.9%
                                         AGA AB "B"
                                           (PRODUCER AND DISTRIBUTOR OF
                                           INDUSTRIAL AND MEDICAL GASES)                 8,900            117,559
                                         Astra AB "A"
                                           (PHARMACEUTICAL COMPANY)                      4,200             68,135
                                         ----------------------------------------------------------------------------
                                                                                                          185,694
---------------------------------------------------------------------------------------------------------------------
SWITZERLAND--6.4%
                                         Ciba Specialty Chemicals
                                           (MANUFACTURER OF CHEMICAL PRODUCTS
                                           FOR PLASTICS, COATINGS, FIBERS AND
                                           FABRICS)                                        661             67,787
                                         Nestle SA
                                           (FOOD MANUFACTURER)                              98            208,234
                                         Novartis AG
                                           (PHARMACEUTICAL COMPANY)                         79            142,216
                                         Swiss Reinsurance
                                           (LIFE, ACCIDENT AND HEALTH INSURANCE
                                           COMPANY)                                         44             97,908
                                         Swisscom AG
                                           (OPERATOR OF TELECOMMUNICATION
                                           NETWORKS AND NETWORK APPLICATION
                                           SERVICES)                                       268             90,757
                                         ----------------------------------------------------------------------------
                                                                                                          606,902
---------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--13.5%
                                         British Telecom PLC
                                           (TELECOMMUNICATION SERVICES)                 14,127            182,556
                                         Diageo PLC
                                           (PRODUCER AND DISTRIBUTOR OF FOOD
                                           PRODUCTS, BEER AND LIQUOR; OWNER OF
                                           FAST FOOD RESTAURANTS)                       10,441            112,728
                                         Enterprise Oil PLC
                                           (OIL AND GAS EXPLORATION AND
                                           PRODUCTION)                                  14,122             96,446
                                         Flextech PLC
                                           (BROADCASTER OF ENTERTAINMENT
                                           PROGRAMS)                                    12,195            114,314
                                         General Electric Co., PLC
                                           (MANUFACTURER OF POWER,
                                           COMMUNICATIONS AND DEFENSE EQUIPMENT
                                           AND OTHER VARIOUS ELECTRICAL
                                           COMPONENTS)                                  13,357            106,202
                                         National Grid Group PLC
                                           (OWNER AND OPERATOR OF ELECTRIC
                                           TRANSMISSION SYSTEMS)                        17,238            118,016
                                         Railtrack Group PLC
                                           (OPERATOR OF RAILWAY INFRASTRUCTURE)          5,127            137,743
                                         Reuters Holdings PLC
                                           (INTERNATIONAL NEWS AGENCY)                   8,201             84,425
                                         Shell Transport & Trading PLC
                                           (PART OWNER OF ROYAL DUTCH SHELL CO.)        24,831            150,048

PORTFOLIO OF INVESTMENTS



                                                                                    NUMBER OF            MARKET
                                                                                       SHARES          VALUE ($)
---------------------------------------------------------------------------------------------------------------------
                                         Unilever PLC
                                           (MANUFACTURER OF BRANDED AND PACKAGED
                                           CONSUMER GOODS, FOOD, DETERGENTS AND
                                           PERSONAL CARE PRODUCTS)                      14,411            144,735
                                         United Assurance Group PLC
                                           (HOLDING COMPANY FOR INSURANCE
                                           BUSINESSES AND FINANCIAL SERVICES
                                           PROVIDERS)                                    3,732             36,326
                                         ----------------------------------------------------------------------------
                                                                                                        1,283,539
---------------------------------------------------------------------------------------------------------------------
UNITED STATES--34.4%
                                         American Greeting Corp., "A"
                                           (DESIGNER OF GREETING CARDS)                  2,800            112,350
                                         CINergy Corp.
                                           (HOLDING COMPANY OF ELECTRICAL
                                           UTILITIES IN OHIO, INDIANA AND
                                           KENTUCKY)                                     4,700            162,150
                                         Comcast Corp. "A"
                                           (CABLE TV, SOUND AND
                                           TELECOMMUNICATION SYSTEMS)                    2,600            128,375
                                         Computer Associates International, Inc.
                                           (DESIGNER AND PRODUCER OF
                                           STANDARDIZED SOFTWARE FOR VARIOUS
                                           BUSINESS APPLICATIONS)                        2,600            102,375
                                         CSX Corp.
                                           (RAILROAD, INTEGRATED TRANSPORTATION
                                           SYSTEMS AND SHIPPING CONTAINER
                                           COMPANY)                                      2,800            109,900
                                         Duke Energy Corp.
                                           (ELECTRIC UTILITY IN THE CAROLINAS)           1,200             77,625
                                         Enron Corp.
                                           (MAJOR NATURAL GAS PIPELINE SYSTEM)           1,400             73,850
                                         Homestake Mining Co.
                                           (MAJOR INTERNATIONAL GOLD PRODUCER)           6,300             74,812
                                         International Business Machines Corp.
                                           (PRINCIPAL MANUFACTURER AND SERVICER
                                           OF BUSINESS AND COMPUTING MACHINES)             700            103,906
                                         Lockheed Martin Corp.
                                           (MANUFACTURER OF AIRCRAFT, MISSILES
                                           AND SPACE EQUIPMENT)                          1,500            167,062
                                         Newmont Mining Corp.
                                           (INTERNATIONAL GOLD EXPLORATION AND
                                           MINING COMPANY)                               4,900            104,125
                                         Northrop Grumman Corp.
                                           (MANUFACTURER OF AIRCRAFT, AIRCRAFT
                                           ASSEMBLIES AND ELECTRONIC SYSTEMS FOR
                                           MILITARY AND COMMERCIAL USE)                  2,200            175,450
                                         PacifiCorp
                                           (ELECTRIC UTILITY)                            5,700            108,656
                                         Peco Energy Co.
                                           (ELECTRIC AND GAS UTILITY)                    3,600            139,275
                                         P G & E Corp.
                                           (ELECTRIC AND GAS UTILITY)                    3,300            100,444
                                         ProLogis Trust
                                           (OWNER AND OPERATOR OF BULK
                                           DISTRIBUTION AND INDUSTRIAL
                                           FACILITIES)                                   5,600            122,150
                                      (b)Sabre Group Holdings Inc.
                                           (TRAVEL RESERVATION SYSTEM PROVIDER)          3,700            139,444
                                      (b)Sterling Commerce, Inc.
                                           (PRODUCER OF ELECTRONIC DATA
                                           INTERCHANGE PRODUCTS AND SERVICES)            1,800             63,450

PORTFOLIO OF INVESTMENTS


                                                                                                         MARKET
                                                                                  NUMBER OF SHARES     VALUE ($)
--------------------------------------------------------------------------------------------------------------------
                                      (b)Stillwater Mining Co.
                                           (EXPLORATION AND DEVELOPMENT OF MINES
                                           IN MONTANA PRODUCING PLATINUM,
                                           PALLADIUM AND ASSOCIATED METALS)              2,600             84,175
                                      (b)Sun Microsystems, Inc.
                                           (PRODUCER OF HIGH-PERFORMANCE
                                           WORKSTATIONS, SERVERS AND NETWORKING
                                           SOFTWARE)                                     2,200            128,150
                                      (b)Tele-Comm Liberty Media Group "A"
                                           (OPERATOR OF CABLE TELEVISION
                                           SYSTEMS)                                      2,700            102,769
                                      (b)Tele-Communications Inc. "A"
                                           (CABLE TELEVISION SYSTEMS AND
                                           MICROWAVE SERVICES)                           2,700            113,737
                                      (b)Tele-Communications International,
                                           Inc. "A"
                                           (TELECOMMUNICATION AND BROADBAND
                                           CABLE TELEVISION SERVICES)                    3,400             75,862
                                         UNUM Corp.
                                           (PROVIDER OF DISABILITY, HEALTH AND
                                           LIFE INSURANCE AND GROUP PENSION
                                           PRODUCTS)                                     3,500            155,531
                                      (b)US Airways Group, Inc.
                                           (MAJOR AIRLINE)                               1,900            107,469
                                         USEC Inc.
                                           (PROVIDER OF ENRICHED URANIUM
                                           PRODUCTS AND SERVICES)                       10,500            153,562
                                         Unicom Corp.
                                           (ELECTRIC UTILITY IN NORTHERN
                                           ILLINOIS)                                     3,700            139,444
                                         Williams Cos., Inc.
                                           (GAS PIPELINE OPERATOR, PETROLEUM
                                           PRODUCER)                                     5,800            159,137
                                         ----------------------------------------------------------------------------
                                                                                                        3,285,235
                                         ----------------------------------------------------------------------------
                                         TOTAL EQUITY SECURITIES
                                         (Cost $8,418,098)                                              8,469,061
                                         ----------------------------------------------------------------------------
                                         TOTAL INVESTMENT PORTFOLIO--100%
                                         (Cost $9,504,852)                                              9,544,296
                                         ----------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. The collateral is monitored daily by the fund so that its market value exceeds the carrying value of the repurchase agreement.

(b) Non-income producing security.

Based on the cost of investments of $9,533,493 for federal income tax purposes at October 31, 1998, the gross unrealized appreciation was $501,706, the gross unrealized depreciation was $490,903 and the net unrealized appreciation on investments was $10,803.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS

KEMPER GLOBAL BLUE CHIP FUND

  We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Kemper Global Blue Chip Fund (one of the portfolios constituting Kemper Global/International Series, Inc.) as of October 31, 1998, and the related statements of operations and changes in net assets and the financial highlights for the period from December 31, 1997 (commencement of operations) to October 31, 1998. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of October 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Global Blue Chip Fund of Kemper Global/International Series, Inc. at October 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the period referred to above, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Boston, Massachusetts

                                          December 16, 1998

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

October 31, 1998

--------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost $9,251,852)                                               $9,291,296
--------------------------------------------------------------------------
Repurchase agreement, at value
(Cost $253,000)                                                    253,000
--------------------------------------------------------------------------
Cash                                                                   348
--------------------------------------------------------------------------
Receivable for:
  Dividends and interest                                            22,212
--------------------------------------------------------------------------
  Fund shares sold                                                  60,862
--------------------------------------------------------------------------
  Foreign taxes                                                      3,046
--------------------------------------------------------------------------
  Reimbursement from Adviser                                        62,057
--------------------------------------------------------------------------
Deferred organization expense                                       12,495
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 9,705,316
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES
--------------------------------------------------------------------------

Payable for:
  Fund shares redeemed                                               2,350
--------------------------------------------------------------------------
  Unrealized depreciation on forward foreign currency
    exchange contracts                                              40,722
--------------------------------------------------------------------------
  Other payables and accrued expenses                              122,621
--------------------------------------------------------------------------
    Total liabilities                                              165,693
--------------------------------------------------------------------------
NET ASSETS                                                      $9,539,623
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------

Paid-in capital                                                 $9,698,373
--------------------------------------------------------------------------
Accumulated net realized loss on investments                      (184,846)
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investments                                                       39,444
--------------------------------------------------------------------------
  Foreign currency related transactions                            (40,503)
--------------------------------------------------------------------------
Undistributed net investment income                                 27,155
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $9,539,623
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($6,111,816 / 598,383 shares outstanding)                         $10.21
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                       $10.83
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($2,695,332 / 266,060 shares outstanding)                         $10.13
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($732,475 / 72,227 shares outstanding)                            $10.14
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

For the period from December 31, 1997 (commencement of operations) to October 31, 1998

STATEMENT OF OPERATIONS

-------------------------------------------------------------------------
 NET INVESTMENT INCOME
-------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $5,231)             $  74,663
-------------------------------------------------------------------------
Interest                                                           42,657
-------------------------------------------------------------------------
    Total investment income                                       117,320
-------------------------------------------------------------------------
Expenses:
  Management fee                                                   43,083
-------------------------------------------------------------------------
  Distribution services fee                                        11,317
-------------------------------------------------------------------------
  Administrative services fee                                      10,771
-------------------------------------------------------------------------
  Custodian, accounting and transfer agent fees and related
    expenses                                                      181,052
-------------------------------------------------------------------------
  Reports to shareholders                                           3,860
-------------------------------------------------------------------------
  Professional fees                                                27,500
-------------------------------------------------------------------------
  Registration fees                                                 2,768
-------------------------------------------------------------------------
  Amortization of organization expenses                             2,505
-------------------------------------------------------------------------
  Directors' fees and other                                         2,601
-------------------------------------------------------------------------
    Total expenses before expense waiver                          285,457
-------------------------------------------------------------------------
Less expenses waived and absorbed by investment manager          (194,546)
-------------------------------------------------------------------------
    Total expenses after expense waiver                            90,911
-------------------------------------------------------------------------
NET INVESTMENT INCOME                                              26,409
-------------------------------------------------------------------------

-------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------

Net realized gain (loss) from:
  Investments                                                    (184,846)
-------------------------------------------------------------------------
  Foreign currency related transactions                               746
-------------------------------------------------------------------------
                                                                 (184,100)
-------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) on:
  Investments                                                      39,444
-------------------------------------------------------------------------
  Foreign currency related transactions                           (40,503)
-------------------------------------------------------------------------
                                                                   (1,059)
-------------------------------------------------------------------------
Net loss on investments                                          (185,159)
-------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $(158,750)
-------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------
 OPERATIONS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------
  Net investment income                                         $   26,409
--------------------------------------------------------------------------
  Net realized loss                                               (184,100)
--------------------------------------------------------------------------
  Change in net unrealized depreciation                             (1,059)
--------------------------------------------------------------------------
Net decrease in net assets resulting from operations              (158,750)
--------------------------------------------------------------------------
Net increase from capital share transactions                     9,678,373
--------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                     9,519,623
--------------------------------------------------------------------------

-------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------

Beginning of period                                                 20,000
--------------------------------------------------------------------------
END OF PERIOD (including undistributed
net investment income of $27,155)                               $9,539,623
--------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Global Blue Chip Fund (the fund) is a diversified series of Kemper Global/International Series, Inc. (the Corporation), an open-end management investment company organized as a corporation in the state of Maryland. The fund commenced operations on December 31, 1997. The fund currently offers three classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies on that day.

                             Portfolio debt securities other than money market securities with an original maturity over sixty days are valued by pricing agents approved by the officers of the fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Directors.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the

NOTES TO FINANCIAL STATEMENTS


                             difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             At October 31, 1998, the fund had a tax basis net loss carryforward of approximately $156,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or it will expire in the period ended 2006.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

                             ORGANIZATIONAL COSTS. Costs incurred by the fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly management fee of 1/12 of the annual rate of 1.00% of the first
                             $250 million of average daily net assets declining to .90% of average daily net assets in excess of $1 billion. However, the fund incurred no management fee for the period ended October 31, 1998, after an expense waiver by Scudder Kemper. In addition, Scudder Kemper has temporarily agreed to absorb certain operating expenses of the fund. Under these arrangements, Scudder Kemper waived and absorbed expenses of $194,546 for the period ended October
                             31, 1998.

                             ZURICH/B.A.T MERGER. On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with

NOTES  TO FINANCIAL STATEMENTS

                             B.A.T Industries p.l.c. (B.A.T) pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Directors of the fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. Shareholders approved the new investment management agreement through a proxy solicitation that concluded in mid-December.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                    COMMISSIONS     COMMISSIONS ALLOWED
                                                                  RETAINED BY KDI     BY KDI TO FIRMS
                                                                  ---------------   -------------------
                             Period ended October 31, 1998            $3,024              136,361

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. The fund incurred no distribution fees for the period ended October 31, 1998, after an expense waiver by Scudder Kemper. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                                        COMMISSIONS AND
                                                                        CDSC         DISTRIBUTION FEES PAID
                                                                   RECEIVED BY KDI      BY KDI TO FIRMS
                                                                   ---------------   ----------------------
                             Period ended October 31, 1998              $518                 98,788

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. The fund incurred no administrative services fees for the period ended October 31, 1998, after an expense waiver by Scudder Kemper. During the period ended October 31, 1998, KDI paid fees of $9,416 to various firms.

                             SHAREHOLDER SERVICES AGREEMENT. Kemper Service Company is the transfer, dividend paying and shareholder service agent for the fund. The fund incurred shareholder services fees of $30,174 for the period ended October 31, 1998, $9,514 of which is unpaid.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the fund. The fund incurred no accounting fees for the period ended October 31, 1998, after a fee waiver of $41,667 by Scudder Kemper.

NOTES TO FINANCIAL STATEMENTS

                             OFFICERS AND DIRECTORS. Certain officers or directors of the fund are also officers or directors of Scudder Kemper. For the period ended October 31, 1998, the fund made no payments to its officers and incurred directors' fees of $1,500 to independent directors.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the period ended October 31, 1998, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                               $12,842,450

                             Proceeds from sales                       3,405,752

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund:

                                                                                      PERIOD ENDED
                                                                                    OCTOBER 31, 1998
                                                                                ------------------------
                                                                                SHARES          AMOUNT
                              SHARES SOLD
                              Class A                                           652,704       $6,738,953
                             ---------------------------------------------------------------------------
                              Class B                                           315,577        3,205,303
                             ---------------------------------------------------------------------------
                              Class C                                            86,586          897,853
                             ---------------------------------------------------------------------------
                             ---------------------------------------------------------------------------
                              SHARES REDEEMED
                              Class A                                           (55,023)        (561,638)
                             ---------------------------------------------------------------------------
                              Class B                                           (50,219)        (450,263)
                             ---------------------------------------------------------------------------
                              Class C                                           (15,061)        (151,835)
                             ---------------------------------------------------------------------------
                              NET INCREASE FROM
                              CAPITAL SHARE TRANSACTIONS                                      $9,678,373
                             ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
6    FORWARD FOREIGN
     CURRENCY CONTRACTS      In order to protect itself against a decline in the
                             value of a particular foreign currency against the U.S. dollar, the fund has entered into forward contracts to deliver foreign currency in exchange for U.S. dollars as described below. The fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the net unrealized gain or loss on these contracts are reflected in the accompanying financial statements. The fund also bears the credit risk (which is limited to the unrealized gain, if any) if the counterparty fails to perform under the contract. At October 31, 1998, the fund had the following forward foreign currency contracts outstanding with a settlement date in March 1999.

                                                                                          CONTRACT         UNREALIZED
                                                      FOREIGN CURRENCY                   AMOUNT IN          LOSS AT
                                                       TO BE DELIVERED                  U.S. DOLLARS        10/31/98
                                       ------------------------------------------------------------------------------
                                       34,042,655 Japanese Yen                            $258,017          $(40,722)
                                       ------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For the period from December 31, 1997 (commencement of operations) to October 31, 1998

                                                              -------------------------------------------
                                                               CLASS A         CLASS B           CLASS C
                                                              -------------------------------------------
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 9.50            9.50              9.50
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           .05              --                --
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                                .66             .63               .64
---------------------------------------------------------------------------------------------------------
Total from investment operations                                  .71             .63               .64
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $10.21           10.13             10.14
---------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                    7.47%           6.63              6.74
---------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------------------
Expenses absorbed by the fund                                    1.80%           2.68              2.65
---------------------------------------------------------------------------------------------------------
Net investment income                                             .92%            .04               .07
---------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------------------
Expenses                                                         6.06%           7.69              7.66
---------------------------------------------------------------------------------------------------------
Net investment loss                                             (3.34)%         (4.97)            (4.94)
---------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
---------------------------------------------------------------------------------------------------------
Net assets at end of period                                                                   $9,539,623
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                                                 84%
---------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.

 TAX INFORMATION

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

NOTES

DIRECTORS AND OFFICERS


DIRECTORS                    OFFICERS

DANIEL PIERCE                MARK S. CASADY               ANN M. MCCREARY
Chairman and Director        President                    Vice President
JAMES E. AKINS               PHILIP J. COLLORA            SHERIDAN P. REILLY
Director                     Vice President and           Vice President
                             Secretary
ARTHUR R. GOTTSCHALK                                      M. ISABEL SALTZMAN
Director                     JOHN R. HEBBLE               Vice President
                             Treasurer
FREDERICK T. KELSEY                                       LINDA J. WONDRACK
Director                     JOYCE E. CORNELL             Vice President
                             Vice President
KATHRYN L. QUIRK                                          MAUREEN E. KANE
Director and                 DIEGO ESPINOSA               Assistant Secretary
Vice President               Vice President
                                                          CAROLINE PEARSON
FRED B. RENWICK              JOAN R. GREGORY              Assistant Secretary
Director                     Vice President
                                                          ELIZABETH C. WERTH
JOHN B. TINGLEFF             TARA C. KENNEY               Assistant Secretary
Director                     Vice President
                                                          BRENDA LYONS
JOHN G. WEITHERS             THOMAS W. LITTAUER           Assistant Treasurer
Director                     Vice President


--------------------------------------------------------------------------------
LEGAL COUNSEL                  DECHERT PRICE & RHOADS
                               Ten Post Office Square South
                               Boston, MA 02109
--------------------------------------------------------------------------------
SHAREHOLDER                    KEMPER SERVICE COMPANY
SERVICE AGENT                  P.O. Box 419557
                               Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN                      BROWN BROTHERS HARRIMAN & CO.
                               40 Water Street
                               Boston, MA 02109
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS           ERNST & YOUNG LLP
                               200 Clarendon Street
                               Boston, MA 02116
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER          KEMPER DISTRIBUTORS, INC.
                               222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com

[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Global and International Funds prospectus.
KGBCF - 2(12/98) 1061710